Filed pursuant to Rule 497(e)
Registration Nos. 002-63023; 811-02884

BARRETT OPPORTUNITY FUND, INC.

Supplement dated May 5, 2015
to the
Statement of Additional Information (“SAI”) dated December 29, 2014

Mr. Irving Sonnenschein retired as a Director of the Fund effective as of April 23, 2015.

All references to Irving Sonnenschein in the SAI are hereby deleted.

Please retain this supplement with your SAI.